UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road, Suite 200 La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (this “Amendment”) is being filed by Ligand Pharmaceuticals Incorporated (“Ligand”) to provide the financial statements that were previously omitted from the Current Report on Form 8-K filed on January 8, 2016 (the “Original Report”), relating to the acquisition of Open Monoclonal Technology, Inc. by way of a merger.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited combined financial statements of Open Monoclonal Technology, Inc., OMT Therapeutics, Inc. and OMT, LLC. as of and for the year ended December 31, 2015, are filed as Exhibit 99.1 to this Amendment and are included herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2015, after giving effect to the acquisition of Open Monoclonal Technology, Inc., are filed as Exhibit 99.2 to this Amendment and are included herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1	Consent of Frank, Rimerman + Co. LLP independent registered public accounting firm of Open Monoclonal Technology, Inc.

99.1	Audited combined financial statements of Open Monoclonal Technology, Inc., OMT Therapeutics, Inc and OMT, LLC. as of and for the year ended December 31, 2015

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: March 22, 2016	By:	/s/ Charles Berkman
	Name:	Charles Berkman
	Title:	Vice President, General Counsel and Secretary